UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2008

HYBRID DYNAMICS CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50370

State of Nevada	33-1041835
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

892 North 340 East, American Fork UT  84003
(Address of principal executive offices, including zip code)

(801) 756-5831
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 – Financial Information

Item 2.01   Completion of Acquisition or Disposition of Assets

On May 12, 2008, Hybrid Dynamics Corporation, a Nevada corporation (“Hybrid” or the “Company”), Delaware American Motors, Inc., a Nevada corporation (“DAM”), Mark Klein in his capacity as Principal Stockholder, and Mid-Elm Investments LTD LLC, Trident Merchant Group, Inc., Christopher Giordano, Frank Basile and Sharp Capital, LP, in their capacities as stockholders of DAM, entered into a Share Exchange Agreement (the “Acquisition Agreement”) pursuant to which Hybrid would acquire DAM (the “Exchange”).  Mid-Elm, Trident Merchant and Mr. Giordano are existing shareholders of Hybrid, and Mr. Giordano is an affiliate of the Company.

On May 13, 2008, the closing of the acquisition occurred.  As a result, DAM is now a wholly owned subsidiary of Hybrid.  Former DAM stockholders will receive an aggregate of 4,500,000 shares of the common stock of Hybrid pursuant to the Exchange.

The assets acquired by the registrant are comprised of all of the issued and outstanding common stock of DAM.  DAM’s sole asset is 100% of the equity ownership interests of Delaware American Motors LLC, a Delaware limited liability company (“DAMLLC” and, together with DAM, the “Company” or “Delaware American”).  The assets of DAMLLC include assets used in connection with the manufacture and sale of motorcycles, as more fully described in the financial statements of DAMLLC.

As part of the acquisition, DAM’s key employee, Mark Klein, executed an Assignment and Assumption Agreement of all business proprietary rights in favor of DAM.  DAM employs Mr. Klein pursuant to a full-time Employment Agreement.

The Assignment and Assumption Agreement provided for an assignment of all of Mr. Klein’s proprietary and intellectual property rights information, knowledge, know-how, patents, patent applications, designs, logos, symbols, copyrights, trademarks, tradenames, and servicemarks associated or otherwise used in connection with the motorcycle business operated by DAMLLC.

The Employment Agreement provides for the employment of Mr. Klein as the General Manager of DAM for a term of 2 years with a base rate of compensation of $96,000 per year (and standard fringe benefits commensurate with benefits normally provided to executive-level employees).  The Employment Agreement automatically renews for one year terms, unless either party provides 4 months advance notice to terminate.  Otherwise the Employment Agreement may be terminated by DAM in the first year only for instances of Gross Neglect of Duties (as defined therein) or, thereafter for Good Cause (as defined therein).  The Employment Agreement also provides for a one-time, sign-on bonus of $446,000 payable to Mr. Klein at the rate of $1,975 per month, which payments are accelerated upon the achievement of performance standards described therein.

DAM, founded in 2008, and DAMLLC, founded in 2002, are based in Paterson, New Jersey.  Delaware American is a manufacturer of custom-made, high-end luxury motorcycles and has recently introduced the “DAM Tech Twin American Series” of limited production motorcycles.

Delaware American’s first signature series is limited to 13 bikes symbolizing and corresponding to America’s original 13 colonies.  Each bike is hand made with unique individual design features. The bikes are based on DAM’s proprietary chassis featuring the “DAM Apex” design with the S&S 124 cubic inch 140 horsepower American-made, v-twin engine with a top speed of 140 mph.  Delaware American’s “Thirteen Colonies” series will be followed by an additional American-based signature series with total production expected to exceed 100 bikes in 2009.

The foregoing description of the Exchange acquisition, the Assignment and Assumption Agreement and the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Share Exchange Agreement, which is incorporated into this report as Exhibit 10.1, and the Employment Agreement and the Assignment and Assumption Agreement, which are attached to this report as Exhibit 10.2 and Exhibit 10.3, respectively, all of which are incorporated herein by reference.

Item 3.02   Unregistered Sales of Equity Securities

On May 13, 2008 the Company issued 4,500,000 shares of its $0.00015 par value common stock in exchange for 100% of the outstanding capital stock of DAM.  The shares issued represent 43.3% of the total shares of issued and outstanding common stock.  As of the date of this report the Company has 10,396,027 shares issued and outstanding (including the shares issued in connection with the Exchange).  This issuance was made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act (or Regulation D promulgated thereunder) for transactions by an issuer not involving a public offering. The securities issued are deemed restricted securities for the purposes of the Securities Act.

Item 7.01   Regulation FD Disclosure

Hybrid issued a press release on May 13, 2008, a copy of which is attached to this report as Exhibit 99.1 and incorporated herein by reference, in which Hybrid announced the closing of the DAM acquisition. This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01   Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired

The registrant hereby undertakes to file financial statements in response to this item on an amendment to the Current Report on Form 8-K no later than 71 calendar days after the date of filing of this report.

(b)     Pro Forma Financial Information

The registrant hereby undertakes to file pro forma financial information in response to this item on an amendment to the Current Report on Form 8-K no later than 71 calendar days after the date of filing of this report.

(d)     Exhibits:

The following exhibits are filed with this current report on Form 8-K:

Exhibit No.	Description

10.1

Share Exchange Agreement dated as of May 12, 2008 by and among Hybrid Dynamics Corporation, Delaware American Motors, Inc. Mark Klein in his capacity as Principal Stockholder and Mid-Elm Investments LTD LLC, Trident Merchant Group, Inc., Christopher Giordano, Frank Basile and Sharp Capital, LP, in their capacities as stockholders of DAM (1)

10.2	Employment Agreement dated as of May 8, 2008 by and among Delaware American Motorcycles, Inc. and Mark Klein (1)
10.3	Assignment and Assumption Agreement dated as of May 12, 2008 by and among Delaware American Motorcycles, LLC and Mark Klein (1)
99.1	Press Release of Hybrid Dynamics Corporation dated May 13, 2008 (1)

(1) Filed herewith

Forward-Looking Statements:

Statements by the Company in this report and in other reports and statements released by the Company are and will be forward-looking in nature and express the Company’s current opinions about trends and factors that may impact future operating results. Statements that use words such as “may,” “will,” “should,” “believes,” “predicts,” “estimates,” “projects,” “anticipates” or “expects” or use similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to material risks, assumptions and uncertainties, which could cause actual results to differ materially from those currently expected, and readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, the Company undertakes no obligation to publish revised forward-looking statements to reflect the occurrence of unanticipated or subsequent events.

Readers are also urged to carefully review and consider the various disclosures made by the Company in this report that seek to advise interested parties of the risks and other factors that affect the Company’s business. Interested parties should also review the Company’s reports on Forms 10-KSB, 10-QSB and 8-K and other reports that are periodically filed with or furnished to the Securities and Exchange Commission. The risks affecting the Company’s business include, among others: continuation as a going concern; obtaining financing and obtaining such financing on suitable terms; successful integration of the Company’s recent acquisition of Delaware American Motors Inc. and further development and commercialization of DAM’s technologies; dependence on the Company’s suppliers and distributors; the Company’s continuing compliance with applicable laws and regulations; product availability, acceptance and safety; competition in the industry; technological changes; intellectual property challenges and claims; economic and political conditions in foreign countries; currency exchange rates; inadequacy of booked reserves; and reliance on the success of the motorsports and leisure vehicle markets. All forward-looking statements, whether made in this report or elsewhere, should be considered in context with the various disclosures made by the Company about its business.
http://sec.gov/Archives/edgar/data/857728/000089256908000154/a38236e8vk.htm - toc

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2008	HYBRID DYNAMICS CORPORATION

	By:	/s/ PAUL RESSLER
Name: Paul Ressler
Title: President